Exhibit 10.1

WAIVER

This Waiver dated as of May 10, 2016 ("Waiver Effective Date"), is among Gastar Exploration Inc., a Delaware corporation ("Borrower"), the Lenders (as defined below) party hereto constituting the Required Lenders, and Wells Fargo Bank, National Association, as administrative agent for such Lenders (in such capacity, the "Administrative Agent"), as collateral agent (in such capacity, the "Collateral Agent"), as swing line lender (in such capacity, the "Swing Line Lender"), as issuing lender (in such capacity, the "Issuing Lender").

RECITALS

A.The Borrower is party to that certain Second Amended and Restated Credit Agreement dated as of June 7, 2013, among the Borrower, the lenders thereto from time to time (the "Lenders"), the Administrative Agent, the Collateral Agent, the Swing Line Lender, and the Issuing Lender, as heretofore amended, restated, supplemented or otherwise modified (as so amended, restated, supplemented or otherwise modified, the "Credit Agreement"; defined terms of which are used herein unless otherwise defined herein).

B.On or about March 31, 2016, the Borrower made cash dividends on the Borrower Series A Preferred Shares and the Borrower Series B Preferred Shares which would have been permitted under Section 6.05 of the Credit Agreement prior to giving effect to Amendment No. 8 (such permitted payments, the “March Dividends”).

C.The Credit Agreement was amended by that certain Waiver and Amendment No. 8 to Second Amended and Restated Credit Agreement dated as of March 9, 2016 ("Amendment No. 8 "), which amended, among other things, Section 6.05 (Restricted Payments) thereof.

D.Although the Lenders and the Borrower had intended the amendments to Section 6.05 of the Credit Agreement implemented under the Amendment No. 8 to take effect commencing with April 1, 2016 (thereby permitting the March Dividends), the Amendment No. 8 implemented such amendments effective as of March 9, 2016 (thereby prohibiting the March Dividends and resulting in an Event of Default under the Credit Agreement (the “Unintended Default”)).

E.The Borrower has requested that the Required Lenders waive any Events of Default arising directly as a result of the March Dividends given the parties’ intent as outlined above.

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THEREFORE, the Borrower, the Required Lenders, the Issuing Lender, the Swing Line Lender, the Collateral Agent, and the Administrative Agent hereby agree as follows:

Section 1.Defined Terms; Interpretation.  As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.  Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.  The words "hereby", "herein", "hereinafter", "hereof", "hereto" and "hereunder" when used in this Agreement shall refer to this Agreement as a whole and not to any particular Article, Section, subsection or provision of this Agreement.  Article, Section, subsection and Exhibit references herein are to such Articles, Sections, subsections and Exhibits of this Agreement unless otherwise specified. All titles or headings to Articles, Sections, subsections or other divisions of this Agreement or the exhibits hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or exhibits, such other content being controlling as the agreement among the parties hereto.  Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular.  Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative.  Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.

Section 2.Acknowledgment and Waivers.

(a)The Borrower hereby acknowledges, represents and warrants that the March Dividends would have been permitted under the Credit Agreement as in effect prior to Amendment No. 8.

(b)Subject to the terms and conditions of this Agreement, the Required Lenders hereby agree to permanently waive the Unintended Default.

(c)The waivers by the Lenders described above are contingent upon the satisfaction of the conditions precedent set forth in Section 6 below and are limited to the Unintended Default.  Such waivers are limited to the extent expressly described herein and shall not be construed to be a consent to or a permanent waiver of noncompliance with Section 6.05 of the Credit Agreement, as amended by Amendment No. 8 (other than as to the Unintended Default) or any other terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or in any of the other Loan Documents.

(d)The Lender Parties expressly reserve the right to exercise any rights and remedies available to them in connection with any other present or future defaults with respect to the Credit Agreement (other than the Unintended Default) or any other provision of any Loan Document.

(e)The descriptions herein of the Unintended Default are based upon the information provided to the Lenders on or prior to the date hereof and shall not be deemed to exclude the existence of any other Defaults or Events of Default.  The failure of the Lenders to give notice to any Loan Party of any such other Defaults or Events of Default is not intended to be nor shall be a waiver thereof.  Each Loan Party hereby agrees and acknowledges that the Lenders require and will require strict performance by the Loan Parties of all of their respective obligations, agreements and covenants contained in the Credit Agreement and the other Loan Documents, and no inaction or action by the Administrative Agent, the Collateral Agent, the Issuing Lender, the Swing Line Lender, or any Lender regarding any Default or Event of Default (including but not limited to the Unintended Default) under any of the Loan Documents is intended to be or shall be a waiver thereof other than the permanent waiver of the Unintended Default expressly provided for in this Section 2.  Each

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Loan Party hereby also agrees and acknowledges that no course of dealing and no delay in exercising any right, power, or remedy conferred to any Lender in the Credit Agreement or in any other Loan Document or now or hereafter existing at law, in equity, by statute, or otherwise shall operate as a waiver of or otherwise prejudice any such right, power, or remedy (collectively, the "Lender Rights").  For the avoidance of doubt, each Loan Party also agrees and acknowledges that neither the waiver provided in this Agreement nor any other waiver provided by the Lenders prior to the date hereof shall operate as a waiver of or otherwise prejudice any of the Lender Rights other than the permanent waiver, as applicable, of the Unintended Default expressly provided for in this Section 2.

Section 3.Representations and Warranties.  The Borrower represents, warrants, acknowledges and agrees that: (a) after giving effect to this Agreement, the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof; (b) after giving effect to this Agreement, no Default has occurred and is continuing; (c) the execution, delivery and performance of this Agreement are within the corporate power and authority of Borrower and have been duly authorized by appropriate corporate action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement; and (f) the Administrative Agent has an Acceptable Security Interest in at least 85% (by value) of the Proven Reserves attributable to the Oil and Gas Properties of the Borrower and its Subsidiaries.

Section 4.Conditions to Effectiveness.  This Agreement and the waivers provided herein shall become effective and enforceable against the parties hereto upon the receipt by the Administrative Agent of multiple original counterparts of this Agreement executed by the Borrower, the Administrative Agent, and the Required Lenders.

Section 5.Effect on Loan Documents; Acknowledgments and Agreements.

(a)The Borrower acknowledges that on the date hereof all Obligations are payable without defense, offset, counterclaim or recoupment and each Loan Party hereby waives any defense, offset, counterclaim or recoupment with respect thereto.

(b)The Administrative Agent, the Collateral Agent, the Issuing Lender, the Swing Line Lender, and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents.  Nothing in this Agreement shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents (including the Unintended Default, except to the extent of the permanent waiver as provided for herein), (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, (iii) any rights or remedies of the Administrative Agent, the Collateral Agent, the Issuing Lender, the Swing Line Lender, or any Lender with respect to the Loan Documents, or (iv) the rights of the Administrative Agent, the Collateral Agent, the Issuing Lender, the Swing Line Lender, or any Lender to collect the full amounts owing to them under the Loan Documents.

(c)Each of the Borrower, the Administrative Agent, the Collateral Agent, the Issuing Lender, the Swing Line Lender, and the Lenders does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended

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hereby, and all other Loan Documents are and remain in full force and effect, and the Borrower acknowledges and agrees that its liabilities under the Credit Agreement and the other Loan Documents are not impaired in any respect by this Agreement.

(d)From and after the Amendment No. 8 Effective Date, all references to the Credit Agreement and the Loan Documents shall mean such Credit Agreement and such Loan Documents as amended prior hereto as described in the recitals, and by this Agreement.

(e)This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Credit Agreement.

(f)Each party hereto hereby agrees that, in no event and under no circumstance shall any past or future discussions with the Administrative Agent or any other Secured Party, serve to (i) cause a modification of the Loan Documents, (ii) establish a custom or course of dealing with respect to any of the Loan Documents, (iii) operate as a waiver of any existing or future Default or Event of Default under the Loan Documents, as amended hereby, (iv) entitle any Loan Party to any other or further notice or demand whatsoever beyond those required by the Loan Documents, as amended hereby, or (v) in any way modify, change, impair, affect, diminish or release any Loan Party’s obligations or liability under the Loan Documents, as amended hereby, or any other liability any Loan Party may have to the Administrative Agent, the Issuing Lender, the Swing Line Lender, or any other Secured Party.

Section 6.Reaffirmation.  The Borrower (a) represents and warrants that it has no defenses to the enforcement of any Security Document to which it is a party, (b) reaffirms the terms of and its obligations (and the security interests granted by it) under each Security Document to which it is a party, and agrees that each such Security Document will continue in full force and effect to secure the Secured Obligations as the same may be amended, supplemented, or otherwise modified heretofore, hereby and from time to time hereafter, and such other amounts in accordance with the terms of such Security Document, and (c) acknowledges, represents, warrants and agrees that the liens and security interests granted by it pursuant to the Security Documents are valid and subsisting and create a security interest to secure the Secured Obligations and are first priority, fully enforceable, non-avoidable and duly perfected Liens as required therein.

Section 7.RELEASE.  For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Loan Party hereby, for itself and its successors and assigns, fully and without reserve, releases, acquits, and forever discharges each Secured Party, its respective successors and assigns, officers, directors, employees, representatives, trustees, attorneys, agents and affiliates (collectively the “Released Parties” and individually a “Released Party”) from any and all actions, claims, demands, causes of action, judgments, executions, suits, debts, liabilities, costs, damages, expenses or other obligations of any kind and nature whatsoever, direct and/or indirect, at law or in equity, whether now existing or hereafter asserted, whether absolute or contingent, whether due or to become due, whether disputed or undisputed, whether  known or unknown (INCLUDING, WITHOUT LIMITATION, ANY OFFSETS, REDUCTIONS, REBATEMENT, CLAIMS OF USURY OR CLAIMS WITH RESPECT TO THE NEGLIGENCE OF ANY RELEASED PARTY) (collectively, the “Released Claims”), for or because of any matters or things occurring, existing or actions done, omitted to be done, or suffered to be done by any of the Released Parties, in each case, on or prior to the Waiver Effective Date and are in any way directly or indirectly arising out of or in any way connected to any of this Agreement, the Credit Agreement, any other Loan Document, or any of the transactions contemplated hereby or thereby (collectively, the “Released Matters”).  Each Loan Party, by execution hereof, hereby acknowledges

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and agrees that the agreements in this Section 7 are intended to cover and be in full satisfaction for all or any alleged injuries or damages arising in connection with the Released Matters herein compromised and settled.  Each Loan Party hereby further agrees that it will not sue any Released Party on the basis of any Released Claim released, remised and discharged by the Loan Parties pursuant to this Section 7.  In entering into this Agreement, each Loan Party consulted with, and has been represented by, legal counsel and expressly disclaim any reliance on any representations, acts or omissions by any of the Released Parties and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth herein do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof.  The provisions of this Section 7 shall survive the termination of this Agreement, the Credit Agreement and the other Loan Documents and payment in full of the Obligations.

Section 8.Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument.  This Agreement may be executed by facsimile or email (i.e., PDF) signature and all such signatures shall be effective as originals.

Section 9.Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Issuing Lender, the Swing Line Lender, the Collateral Agent, and the Administrative Agent and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 10.Invalidity.  In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

Section 11.Governing Law.  This Agreement shall be deemed a contract under, and shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within such state, without regard to conflicts of laws principles (other than Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York).

Section 12.Waiver of Jury.  THE BORROWER, THE LENDERS, THE ISSUING LENDER, AND THE AGENTS HEREBY ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED BY AND HAVE CONSULTED WITH COUNSEL OF THEIR CHOICE, AND HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 13.Entire Agreement. This AGREEMENT, the Credit Agreement, as amended by this agreement, the Notes, and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

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EXECUTED effective as of the date first above written.

BORROWER:

GASTAR EXPLORATION INC.

By: /s/ Michael A. Gerlich

Michael A. Gerlich

Senior Vice President, Chief Financial Officer, and Corporate Secretary

Signature Page to Waiver

(Gastar Exploration Inc.)

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ADMINISTRATIVE AGENT/COLLATERAL AGENT/ISSUING LENDER/SWING LINE LENDER/LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Brett Steele

Name: Brett Steele

Title:   Director

Signature Page to Waiver

(Gastar Exploration Inc.)

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LENDER:

COMERICA BANK

By: /s/ Chad Stephenson

Name: Chad Stephenson

Title:   Vice President

Signature Page to Waiver

(Gastar Exploration Inc.)

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LENDER:

IBERIABANK

By: /s/ W. Bryan Chapman

Name: W. Bryan Chapman

Title:   Executive Vice President

Signature Page to Waiver

(Gastar Exploration Inc.)

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LENDER:

ING CAPITAL LLC

By: /s/ Juli Bieser

Name: Juli Bieser

Title:   Managing Director

By: /s/ Michael Price

Name: Michael Price

Title:   Managing Director

Signature Page to Waiver

(Gastar Exploration Inc.)

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LENDER:

BARCLAYS BANK PLC

By: /s/ Ronnie Glenn

Name: Ronnie Glenn

Title:   Vice President

Signature Page to Waiver

(Gastar Exploration Inc.)

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